UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)           May 14, 2008
CAMBREX CORPORATION

(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY	07073

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 804-3000
Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAMBREX CORPORATION
Form 8-K
Current Report
May 19, 2009
Section 5 — Corporate Governance and Management
Item 5.02(e) Compensatory Arrangements of Certain Officers
     Cambrex Corporation (Cambrex or the Company) is reporting under Item 5.02(e) that on May 14, 2008 the Board of Directors of Cambrex (Board) upon recommendation of the Compensation Committee of the Board approved a revised incentive compensation plan for fiscal year 2008 (the Plan) covering certain officers; including the Company’s principal executive officer, principal financial officer and certain named executive officers (Participants).
     Under the Plan, the Participants will receive incentive compensation in the form of cash and restricted stock units for certain improvements in the Company’s Revenue, EBITDA, Operating Profit and reduction in Working Capital over the prior year. The actual payout of incentive compensation can vary depending on the level of performance. The amount of the incentive compensation paid is based on a percentage of the Participant’s base salary. At the minimum threshold of improvements, up to 50% of base salary could be paid; at the target level of improvements, up to 75% of base salary could be paid; and if the improvements met or exceeded the maximum levels, up to 200% of base salary could be paid.
     The following sets forth possible payouts under the Plan for the Participants based on the performance improvements over the prior year:

PARTICIPANTS	50% Base Salary	75% of Base Salary	200% Base Salary
J. Mack(1)	$300,000	$450,000	$1,200,000
S. Klosk	$225,000	$337,500	$900,000
G. Sargen	$150,000	$225,000	$600,000
P. Russolo	$178,217	$267,325	$712,868
P.Thauer	$146,500	$219,750	$586,000
     (1) On his stepping down from active employment on June 30, 2008, Mr. Mack will be paid $210,000, a prorated cash portion of his incentive award calculated at target.
The awards under the Plan are paid as follows:
     1) Seventy percent (70%) of the award will be paid in cash; and
     2) Thirty percent (30%) of the award will be paid in restricted stock units, which shall vest in one-third increments on each anniversary of the date of such grant and all restrictions will lapse on the third anniversary of grant.

     We have not provided the minimum, target or maximum thresholds of Revenue, EBITDA and Operating Profit performance improvement and reduction in Working Capital against which incentive compensation would be paid. We believe such thresholds are statements of expectations and estimates of future results and therefore disclosure of such thresholds could cause competitive harm to the Company.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

CAMBREX CORPORATION
Date: May 19, 2008	By:	/s/ Peter E. Thauer
		Name:	Peter E. Thauer
		Title:	Senior Vice President, General Counsel and Corporate Secretary